DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-1
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 31, 1999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                                                  Document              Previously           Explanation
      Required attachments                                        Attached               Submitted            Attached
      1.  Tax Receipts                                               ( )                    ( )                 ( X )

      2.  Bank Statements                                           ( X )                   ( )                  ( )

      3.  Most recently filed                                        ( )                   ( X )                 ( )
          Income Tax Return

      4.  Most recent Annual Financial                               ( )                   ( X )                 ( )
          Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Larry Smith                                      Controller
-----------------------------------------            -----------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Larry Smith                                          August 18, 1999
-----------------------------------------            -----------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE


PREPARER:

/s/ Clifton Franklin                                 Accounting Manager
-----------------------------------------            -----------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

Clifton Franklin                                     August 18, 1999
-----------------------------------------            -----------------
PRINTED NAME OF PREPARER                                   DATE


        All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-2
        AND AFFILIATED DEBTORS

                            COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                      THIRD QUARTER



ASSETS - SEE EXHIBIT 1                    MONTH        MONTH        MONTH
1. CASH

2. ACCOUNTS RECEIVABLE

3. INVENTORY

4. NOTES RECEIVABLE

5. PREPAID EXPENSES

6. OTHER (ATTACH LIST)

7. TOTAL CURRENT ASSETS

8. PROPERTY, PLANT & EQUIPMENT

9. LESS ACCUMULATED
   DEPRECIATION/DEPLETION

10. NET PROPERTY, PLANT &
    EQUIPMENT

11. DUE FROM AFFILIATES & INSIDERS

12. INTANGIBLES (ATTACH LIST)

13. OTHER (ATTACH LIST)

14. TOTAL ASSETS

POSTPETITION LIABILITIES

15. ACCOUNTS PAYABLE

16. TAXES PAYABLE

17. NOTES PAYABLE

18. PROFESSIONAL FEES

19. SECURED DEBT

20. DUE TO AFFILIATES & INSIDERS

21. OTHER (ATTACH LIST)

22. TOTAL POSTPETITION
    LIABILITIES

PREPETITION LIABILITIES

23. SECURED DEBT

24. PRIORITY DEBT

25. UNSECURED DEBT

26. OTHER (ATTACH LIST)

27. TOTAL PREPETITION LIABILITIES

28. TOTAL LIABILITIES

EQUITY

29. PREPETITION OWNERS' EQUITY

30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)

31. TOTAL EQUITY (DEFECIT)

32. TOTAL LIABILITIES &
    OWNERS' EQUITY

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-3
        AND AFFILIATED DEBTORS

                                INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                      THIRD QUARTER


 REVENUES - SEE EXHIBIT 2                      MONTH        MONTH        MONTH
 1.  GROSS REVENUES

 2.  LESS:  RETURNS & DISCOUNTS

 3.  NET REVENUE

COST OF GOODS SOLD

 4.  BEGINNING INVENTORY

 5.  ADD:  PURCHASES

 6.  LESS:  ENDING INVENTORY

 7.  TOTAL COST OF GOODS SOLD

 8.  GROSS PROFIT

 OPERATING EXPENSES

 9.  OFFICER/INSIDER COMPENSATION

 10. DIRECT LABOR/SALARIES

 11. PAYROLL TAXES

 12. RENT & LEASE EXPENSE

 13. INSURANCE

 14. DEPRECIATION/DEPLETION/AMORTIZATION

 15. GENERAL & ADMINISTRATIVE

 16. OTHER (ATTACH LIST)

 17. TOTAL OPERATING EXPENSE

 18. OPERATING INCOME

 OTHER INCOME & EXPENSES

 19. OTHER INCOME (ATTACH LIST)

 20. OTHER EXPENSES (ATTACH LIST)

 21. INTEREST EXPENSE

 22. OTHER (ATTACH LIST)

 23. NET OTHER INCOME & EXPENSES

 REORGANIZATION EXPENSES

 24. PROFESSIONAL FEES

 25. U.S. TRUSTEE FEES

 26. OTHER (ATTACH LIST)

 27. TOTAL REORGANIZATION EXPENSES

 28. INCOME TAX

 29. NET PROFIT (LOSS)

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-4
        AND AFFILIATED DEBTORS


                                                              BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                  ACCOUNT NO.:
                                                              ACCOUNT TYPE:


 CASH RECEIPTS AND                     MONTH        MONTH        MONTH
 DISBURSEMENTS - SEE EXHIBIT 3
 1.  CASH-BEGINNING OF MONTH

                                    RECEIPTS

 2.  CASH SALES

 3.  COLLECTION OF ACCOUNTS RECEIVABLE

 4.  LOANS & ADVANCES (ATTACH LIST)

 4.  SALE OF ASSETS

 6.  OTHER (ATTACH LIST)

 7.  TOTAL RECEIPTS

 8.  TOTAL CASH AVAILABLE


                           CURRENT MONTH DISBURSEMENTS

     CHECK
     NUMBER      DATE             PAYEE             PURPOSE      AMOUNT









             TOTAL DISBURSEMENTS FROM BANK ACCOUNT
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUEL BASIS-6, LINE 5)

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-5
        AND AFFILIATED DEBTORS


CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


 ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4
                                     0 - 30 days old

                                     31 - 60 days old

                                     61 - 90 days old

                                     91+ days old

                                     TOTAL ACCOUNTS RECEIVABLE

                                     AMOUNTS CONSIDERED UNCOLLECTIBLE

                                     ACCOUNTS RECEIVABLE (NET)


 AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5

                                            0-30       31-60      61-90       91+
                                            DAYS       DAYS       DAYS        DAYS       TOTAL
 ACCOUNTS PAYABLE


 STATUS OF POST PETITION TAXES - SEE EXHIBIT 6


                        BEGINNING           AMOUNT WITHHELD                          ENDING
                           TAX                  AND/ OR              AMOUNT           TAX              DELINQUENT
                        LIABILITY*              ACCRUED               PAID          LIABILITY             TAXES

FEDERAL

WITHHOLDING**

FICA-EMPLOYEE**

FICA-EMPLOYER**

UNEMPLOYMENT

INCOME

OTHER (ATTACH LIST)

TOTAL FEDERAL TAXES

STATE AND LOCAL

WITHHOLDING

SALES

EXCISE

UNEMPLOYMENT

REAL PROPERTY

PERSONAL PROPERTY

OTHER (ATTACH LIST)

TOTAL STATE AND LOCAL

TOTAL TAXES


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-6
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                              MONTH:

BANK RECONCILIATION - SEE EXHIBIT 7

                                                 ACCOUNT #1       ACCOUNT #2     ACCOUNT #3

A.  BANK:

B.  ACCOUNT NUMBER:                                                                                TOTAL

C.  PURPOSE (TYPE):

1.  BALANCE PER BANK STATEMENT

2.  ADD:  TOTAL DEPOSITS NOT CREDITED

3.  SUBTRACT:  OUTSTANDING CHECKS

4.  OTHER RECONCILING ITEMS (ATTACH LIST)

5.  MONTH END BALANCE PER BOOKS

6.  NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS


                                                   DATE OF          TYPE OF       PURCHASE        CURRENT
BANK ACCOUNT NAME & NUMBER                        PURCHASE        INSTRUMENT        PRICE          VALUE

7.

8.

9.

10.

11. TOTAL INVESTMENTS


CASH
12. CURRENCY ON HAND

13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-7
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                      INSIDERS - SEE EXHIBIT 8                              CUMULATIVE
                                                                     TYPE OF     AMOUNT       UNPAID
             NAME                                     POSITION       PAYMENT      PAID       BALANCE
1.

2.

3.

4.

5.

6. TOTAL PAYMENTS TO INSIDERS


                                          PROFESSIONALS - SEE EXHIBIT 9

                                   TYPE            DATE OF COURT
                                    OF           ORDER AUTHORIZING      AMOUNT      AMOUNT     TOTAL PAID
             NAME              PROFESSIONAL           PAYMENT          APPROVED      PAID       TO DATE
1.

2.

3.

4.

5.

6. TOTAL PAYMENTS TO PROFESSIONALS


ADEQUATE PROTECTION PAYMENTS

                                                 SCHEDULED              AMOUNTS
                                                  MONTHLY                 PAID                      TOTAL
                                                 PAYMENTS                DURING                    UNPAID
NAME OF CREDITOR                                    DUE                  MONTH                  POSTPETITION

                     THE DEBTOR MADE NO ADEQUATE PROTECTION

                             PAYMENTS IN JULY, 1999.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-8
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


QUESTIONNAIRE
                                                                                                             YES          NO
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                                   (a)

 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                                               X

 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 X

 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                           X (b)

 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                 X (c)

 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                           X

 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                           X

 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                       X

 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                             X

10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                             X

11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                       X (d)

12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                        X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debter sold in May and June certain assets, consisting prinicpally of inventory, accounts receivable and certain fixed assets to The Proctor and Gamble Company in accordance with "The Asset Purchase Agreement" previously approved and filed with the Court.

(b) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.

(c) Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.

(d) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions


INSURANCE                                                                                                    YES          NO
 1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                  X

 2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                    X

 3. PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                               INSURANCE POLICIES - SEE EXHIBIT 10
               TYPE OF                                                                           PAYMENT AMOUNT
                POLICY                 CARRIER                       PERIOD COVERED                 & FREQUENCY

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-9
        AND AFFILIATED DEBTORS

Case No.: 98-1970, 98-1971, 98-1973, 98-1974


                                    PERSONNEL

                                                                                                  FULL/PART TIME
1.  Total number of employees at beginning of period                                                    69

2.  Number of employees hired during the period                                                          2

3.  Number of employees terminated or resigned during the period                                         1

4.  Total number of employees on payroll at end of period                                               70



                                CHANGE OF ADDRESS
1705 KATY ROAD
HOUSTON, TEXAS 77024
713-868-8100



If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:    July 31, 1999
               ---               ------------------------

NEW ADDRESS:

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                     CONSOLIDATED BALANCE SHEET - UNAUDITED
                               AS OF JULY 31, 1999
                                    ($000'S)


Current Assets:
     Petty cash                                                                     $       1
     Cash in bank                                                                       1,807
     Accounts receivable                                                                1,677
     Inventories                                                                        1,282
     Prepaid expenses and other assets                                                     67
                                                                                    ----------
     Current assets                                                                     4,834

Plant and Equipment, net                                                                3,416

Other Assets:
     Debt acquisition costs                                                             1,096
     Prepaid promotional expenses                                                           -
     Other assets                                                                         256
                                                                                    ----------
     Total assets                                                                   $   9,602
                                                                                    ----------
                                                                                    ----------
Current Liabilities:
     Accounts payable (post-petition)                                               $     749
     Accrued expenses (post-petition)                                                     861
     Term loan note                                                                         -
     Revolving loan                                                                         -
                                                                                    ----------
     Current liabilities                                                                1,610

Long Term Liabilities:
     Long-term debt (pre-petition)                                                     12,319

Liabilities Subject to Compromise:
     Current maturities of long term debt and capital lease (pre-petition)                  9
     Accounts payable (pre-petition)                                                    5,893
     Accrued expenses (pre-petition)                                                    1,546
     Accrued loss on future purchase commitments (pre-petition)                             -
     Allowance for operating losses of discontinued segment (pre-petition)              1,828
                                                                                    ----------
     Liabilities subject to compromise                                                  9,276

Minority interests                                                                         50

Shareholders' Equity:
     Common stock                                                                           1
     Additional paid-in capital                                                       151,693
     Accumulated deficit in earnings                                                 (164,897)
     Treasury stock                                                                      (450)
                                                                                    ----------
     Total Shareholders' Equity                                                       (13,653)
                                                                                    ----------
     Total Liabilities and Shareholders' Equity                                     $   9,602
                                                                                    ----------
                                                                                    ----------


                                   Exhibit 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED INCOME STATEMENT - UNAUDITED
                               AS OF JULY 31, 1999
                                    ($000'S)


Sales                                        $ 810
Cost of goods sold                             618
                                           --------
Gross profit                                   192

Operating expenses
     Customer                                    1
     Sales                                       5
     Distribution                               31
     Marketing                                   -
     General administrative                    565
     MIS administrative                         55
                                           --------
     Total operating expenses                  657

Operating income (loss)                       (465)

(Gain) loss on sale of assets                    -
Interest expense                                 -
(Gain) loss on purchase commitments              -
Other (income) expense                           -
                                           --------
Net income (loss)                            $(465)
                                           --------
                                           --------


                                    Exhibit 2                       Page 1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                         FOR THE MONTH ENDED JULY, 1999
                                    ($000'S)


                                                                                             ----------
                                                                                             ----------
                                                                                               6/30/99
                                                                                               7/31/99
                                                                                             ----------
                                                                                             ----------

RECEIPTS:
     Lockbox                                                                                   $     -
     Customer Payment Belonging to P & G                                                           240
     Other(a)                                                                                      427
                                                                                             ----------
                                                                                                   667
DISBURSEMENTS:
     Green Coffee                                                                                    -
     Packaging & Flavoring                                                                         106
     Payroll & Benefits                                                                            262
     Plant Overhead                                                                                 85
     Customer Expenses                                                                               -
     Distribution Costs                                                                             28
     Sales Costs                                                                                     -
     Marketing                                                                                       -
     Management Info. Systems                                                                        4
     Administrative                                                                                 32
     Professional Fees                                                                             261
     Interest Expense & Bank Fees                                                                    -
     Slotting Fees                                                                                   -
     Capital Expenditures                                                                           19
     Other                                                                                           6
     Other - Return of Customer Payment to P & G                                                   527
         Total Disbursements                                                                     1,330

Net Cash Flow Prior to Goldman Activity                                                           (663)
     Cash to Goldman                                                                                 -
     Cash from Goldman                                                                               -
                                                                                             ----------
Net Cash Flow                                                                                     (663)
Beginning Cash                                                                                   1,912
                                                                                             ----------
     Ending Cash Before Float                                                                    1,249
     Outstanding Check Float                                                                       558
                                                                                             ----------
Cash Ledger Balance per Bank                                                                   $ 1,807
                                                                                             ----------
                                                                                             ----------

GOLDMAN DIP:
Beginning Balance                                                                              $     -
Drawdowns                                                                                           -
Paybacks                                                                                            -
                                                                                             ----------
   Ending Balance                                                                              $     -
                                                                                             ----------
                                                                                             ----------


                                   Exhibit 3                             1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                               AS OF JULY 31, 1999
                                    ($000'S)



                                         Past Due
                             ----------------------------------
              0 - 30         30 - 60       60 - 90      Over 90                         Allowance for          Net
              ------         -------       -------      -------     Total Accounts     Returns and Bad       Accounts
              Days(a)          Days          Days         (a)         Receivable             Debts          Receivable
              ------           ----          ----         ---         ----------             -----          ----------
             $ 1,242          $ 12           $ -          $ -          $ 1,254                $ -            $ 1,254

                                                  Cash sales 6K billed in April                              $    10
                                                  To be offset with Accrue Rebates                           $     -
                                                  Employee Advances - Current                                $    21
                                                  Accrued P&G Sales - Current                                $   221
                                                  A/R Coffee Broker Over 180 Past due                        $   171
                                                                                                             -------
                                                               Total A/R                                     $ 1,677
                                                                                                             -------
                                                                                                             -------


                                   Exhibit 4                        Page 1 of 1

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                               AS OF JULY 31, 1999
                                    ($ 000'S)


                                                              61-90                           TOTAL
                                                           ----------                        ACCOUNTS
               0-30 DAYS              31-60 DAYS              DAYS           91+ DAYS(b)      PAYABLE
               ---------              ----------           ----------        -----------      -------
                 $ 38                   $ (399)               $ 233           $ (571)          $ 192 (a)

Outstanding Checks, Chase Account No. 312-7934031-66                                              27
Outstanding Checks, Wells Fargo Account No. 337788970                                            395
Outstanding Checks, Wells Fargo Account No. 4595852287                                             3
Outstanding Checks, FUNB Account No. 2155300194336                                               132
                                                                                              ------
          Total Accounts Payable                                                               $ 749
                                                                                              ------
                                                                                              ------

NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received. (includes est.)
(b) Amounts over 90 days consist primarily of 20% holdback on professional fees.

                                   Exhibit 5                         Page 1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                           STATUS OF POST-PETITION TAXES
                               AS OF JULY 31, 1999
                                    ($000'S)

                                                      AMOUNT
                                     BEGINNING      WITHHELD OR    AMOUNT        ENDING TAX        DELINQUENT
                                   TAX LIABILITY      ACCRUED       PAID          LIABILITY           TAXES
                                   -------------      -------       ----          ---------           -----
FEDERAL
Withholding (a)                      $     -          $  6.0       $   6.0        $     -             $ -
Unemployment (a)                           -               -             -              -               -
                                   --------------------------------------------------------------------------
     TOTAL FEDERAL                         -             6.0           6.0              -               -

STATE
Withholding (a)                          1.0               -             -            1.0               -
Unemployment (a)                         0.1               -             -            0.1               -
Income                                   2.8               -             -            2.8               -
Property                                38.1            17.0         (93.4)         148.5               -
Sales                                   77.2               -             -           77.2               -
Franchise (b)                          128.2               -             -          128.2               -
                                   --------------------------------------------------------------------------
     TOTAL STATE AND LOCAL             247.4            17.0         (93.4)         357.8               -
                                   --------------------------------------------------------------------------
     TOTAL TAXES                     $ 247.4          $ 23.0       $ (87.4)       $ 357.8             $ -
                                   --------------------------------------------------------------------------
                                   --------------------------------------------------------------------------


NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.


                                   Exhibit 6                         Page 1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                               AS OF JULY 31, 1999
                                    ($000'S)



                                                           ACCOUNT #1   ACCOUNT #2      ACCOUNT #3     ACCOUNT #4      ACCOUNT #5
A.  BANK:                                                     FUNB         CHASE          CHASE            FUNB            FUNB
B.  ACCOUNT NUMBER:                                      2000000482626  066-611121    312-7934031-66  2079900003505   2155300194336
C.  PURPOSE (TYPE):                                       DEPOSITORY    DEPOSITORY       CHECKING        CHECKING        PAYROLL
1.  BALANCE PER BANK STATEMENT                            $     -       $     -          $  41.8         $     -         $  140.7
2.  ADD: TOTAL DEPOSITS NOT CREDITED                            0.0           0.0            0.0              0.0             0.0
3.  SUBTRACT: OUTSTANDING CHECKS                                0.0           0.0          (26.8)             0.0          (132.1)
4.  OTHER RECONCILING ITEMS                                     0.0           0.0            0.0              0.0             0.0
5.  MONTH END BALANCE PER BOOKS                           $     -       $     -          $  15.0         $     -         $    8.6
6.  NUMBER OF LAST CHECK WRITTEN


                                                            ACCOUNT #6    ACCOUNT #7      ACCOUNT #8      ACCOUNT #9    ACCOUNT #10
A. BANK:                                                      FUNB           FUNB        WELLS FARGO     WELLS FARGO    WELLS FARGO
B. ACCOUNT NUMBER                                         2090000011450   2090000011450  2090000802410     337788970     4595852287
C. PURPOSE (TYPE):                                          DEPOSITORY     DEPOSITORY      337789002       CHECKING        PAYROLL
1.  BALANCE PER BANK STATEMENT                              $  3.6         $  0.1         $  10.5        $  1,591.9      $   18.1
2.  ADD: TOTAL DEPOSITS NOT CREDITED                           0.0            0.0             0.0               0.0           0.0
3.  SUBTRACT: OUTSTANDING CHECKS                               0.0            0.0             0.0            (395.2)         (3.0)
4.  OTHER RECONCILING ITEMS                                    0.0            0.0             0.0                             0.0
5.  MONTH END BALANCE PER BOOKS                             $  3.6         $  0.1         $  10.5        $  1,196.7       $  15.1
6.  NUMBER OF LAST CHECK WRITTEN


A. BANK:
B. ACCOUNT NUMBER                                                                                                          TOTAL
C. PURPOSE (TYPE):
1.  BALANCE PER BANK STATEMENT                                                                                          $  1,806.7
2.  ADD: TOTAL DEPOSITS NOT CREDITED                                                                                    $        -
3.  SUBTRACT: OUTSTANDING CHECKS                                                                                        $   (557.1)
4.  OTHER RECONCILING ITEMS                                                                                             $        -
5.  MONTH END BALANCE PER BOOKS                                                                                         $  1,249.6
6.  NUMBER OF LAST CHECK WRITTEN
                                                            Outstanding Checks, Chase 312-7934031-99                          26.8
                                                            Outstanding Checks, FUNB 2155300194336                           132.1
                                                            Outstanding Checks, WF 4595852287                                  3.0
                                                            Outstanding Checks, WF 337788970                                 395.2
                                                            Month End Balance Per Books                                  $ 1,806.7


                                   Exhibit 7                        Page 1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            DISTRIBUTIONS TO INSIDERS
                                  July 31, 1999


                                       DIRECTOR'S                                OTHER                                     TOTAL
                        SALARY (a)       FEES          BONUS     SEVERANCE     EXPENSE (b)       AUTO         401(K)      PAYMENTS
DIRECTORS:            ------------     ----------      -----     ---------     -----------       ----         ------    -----------
Aburdene, Elias       $      -            $ -           $ -         $ -           $  -           $ -          $   -     $      -
Bolduc, J.P.                 -              -             -           -              -             -              -            -
Moore, James                 -              -             -           -              -             -              -            -
Rudy, Ray                    -              -             -           -              -             -              -            -

OFFICERS:
Breen, Donald                -              -             -           -              -             -              -            -
Bilmes, Barry            9,615              -             -           -            783             -            144       10,542
Pennington, Linda       10,769              -             -           -             84             -              -       10,853
Davis, Eric                  -              -             -           -              -             -              -            -

                             -              -             -           -              -             -              -            -
                      -----------------------------------------------------------------------------------------------------------
                      $ 20,384            $ -           $ -         $ -          $ 867           $ -          $ 144     $ 21,395
                      -----------------------------------------------------------------------------------------------------------
                      -----------------------------------------------------------------------------------------------------------


NOTES:
(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.
(b)  Meals, travel expenses, etc.


                                   Exhibit 8                        Page 1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          PAYMENTS TO PROFESSIONALS (a)
                       FOR THE MONTH ENDING JULY 31, 1999


                       NAME                                      TOTAL
                       ----                                      -----
Weil, Gotshal & Manges, LLP                                      $   -

Bernard A. Katz                                                  $   -

Logan                                                            $   -

White & Case, LLP                                                $   -

PricewaterhouseCoopers, LLP                                      $ 261

Brownstein, Hyatt, Farber & Strickland, P.C.                     $   -

Richard, Layton & Finger, P.A.                                   $   -

The Bayard Firm                                                  $   -

Edwards, Ballard, Sturm, Clark & Keim, P.A.                      $   -
                                                                -------
                                                                 $ 261
                                                                -------
                                                                -------



NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.


                                   Exhibit 9                        Page 1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               INSURANCE POLICIES
                              AS OF JULY 31, 1999




      TYPE OF POLICY                           TERM                 CARRIER            ANNUAL PREMIUM         FREQUENCY
      --------------                           ----                 -------            --------------         ---------
Package                                  8/1/99 - 5/1/00      The Rowley Agency                $54,975        Quarterly

TX Auto                                  8/1/99 - 5/1/00      The Rowley Agency                 $6,652        Quarterly

Workers' Compensation                    8/1/99 - 5/1/00      The Rowley Agency                $69,344        Quarterly

CA Worker's Compensation                 8/1/99 - 5/1/00      The Rowley Agency                 $8,565        Quarterly

Umbrella - $10 million                   8/1/99 - 5/1/00      The Rowley Agency                 $6,955        Quarterly

Umbrella - $15 million                   8/1/99 - 5/1/00      The Rowley Agency                 $5,375        Quarterly

Directors and Officers                   4/26/99-8/31/99  *** AON Risk Insurance              $120,000        Periodic


*** NOTE:  Will Be Extended As Needed


                                   Exhibit 10                       Page 1 of 1

DEBTOR:  BROTHERS GOURMET COFFEES, INC.                 ACCRUAL BASIS-1
         AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING AUGUST 31, 1999
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                             Document   Previously   Explanation
      Required attachments                   Attached    Submitted    Attached
1.  Tax Receipts                               ( )          ( )         (X)

2.  Bank Statements                            (X)          ( )         ( )

3.  Most recently filed                        ( )          (X)         ( )
    Income Tax Return

4.  Most recent Annual Financial               ( )          (X)         ( )
    Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Larry Smith                                Controller
---------------------------------------        --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

Larry Smith                                    September 17, 1999
---------------------------------------        --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE


PREPARER:

/s/ Clifton Franklin                           Accounting Manager
---------------------------------------        --------------------------
ORIGINAL SIGNATURE OF PREPARER                          TITLE

Clifton Franklin                               September 17, 1999
---------------------------------------        --------------------------
PRINTED NAME OF PREPARER                                DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-2
        AND AFFILIATED DEBTORS

                            COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                       THIRD QUARTER

ASSETS - SEE EXHIBIT 1                     MONTH        MONTH        MONTH
1. CASH

2. ACCOUNTS RECEIVABLE

3. INVENTORY

4. NOTES RECEIVABLE

5. PREPAID EXPENSES

6. OTHER (ATTACH LIST)

7. TOTAL CURRENT ASSETS

8. PROPERTY, PLANT & EQUIPMENT

9. LESS ACCUMULATED
    DEPRECIATION/DEPLETION

10. NET PROPERTY, PLANT &
      EQUIPMENT

11. DUE FROM AFFILIATES & INSIDERS

12. INTANGIBLES (ATTACH LIST)

13. OTHER (ATTACH LIST)

14. TOTAL ASSETS

POSTPETITION LIABILITIES

15. ACCOUNTS PAYABLE

16. TAXES PAYABLE

17. NOTES PAYABLE

18. PROFESSIONAL FEES

19. SECURED DEBT

20. DUE TO AFFILIATES & INSIDERS

21. OTHER (ATTACH LIST)

22. TOTAL POSTPETITION
     LIABILITIES

PREPETITION LIABILITIES

23. SECURED DEBT

24. PRIORITY DEBT

25. UNSECURED DEBT

26. OTHER (ATTACH LIST)

27. TOTAL PREPETITION LIABILITIES

28. TOTAL LIABILITIES

EQUITY

29. PREPETITION OWNERS' EQUITY

30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)

31. TOTAL EQUITY (DEFECIT)

32. TOTAL LIABILITIES &
     OWNERS' EQUITY

DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-3
        AND AFFILIATED DEBTORS

                                INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                       THIRD QUARTER

REVENUES - SEE EXHIBIT 2                   MONTH        MONTH        MONTH
1.  GROSS REVENUES

2.  LESS:  RETURNS & DISCOUNTS

3.  NET REVENUE

COST OF GOODS SOLD

4.  BEGINNING INVENTORY

5.  ADD:  PURCHASES

6.  LESS:  ENDING INVENTORY

7.  TOTAL COST OF GOODS SOLD

8.  GROSS PROFIT

OPERATING EXPENSES

9.  OFFICER/INSIDER COMPENSATION

10. DIRECT LABOR/SALARIES

11. PAYROLL TAXES

12. RENT & LEASE EXPENSE

13. INSURANCE

14. DEPRECIATION/DEPLETION/AMORTIZATION

15. GENERAL & ADMINISTRATIVE

16. OTHER (ATTACH LIST)

17. TOTAL OPERATING EXPENSE

18. OPERATING INCOME

OTHER INCOME & EXPENSES

19. OTHER INCOME (ATTACH LIST)

20. OTHER EXPENSES (ATTACH LIST)

21. INTEREST EXPENSE

22. OTHER (ATTACH LIST)

23. NET OTHER INCOME & EXPENSES

REORGANIZATION EXPENSES

24. PROFESSIONAL FEES

25. U.S. TRUSTEE FEES

26. OTHER (ATTACH LIST)

27. TOTAL REORGANIZATION EXPENSES

28. INCOME TAX

29. NET PROFIT (LOSS)

DEBTOR: BROTHERS GOURMET COFFEES, INC.                         ACCRUAL BASIS-4
        AND AFFILIATED DEBTORS

                                                        BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974            ACCOUNT NO.:
                                                        ACCOUNT TYPE:

CASH RECEIPTS AND                          MONTH        MONTH        MONTH
DISBURSEMENTS - SEE EXHIBIT 3
1.  CASH-BEGINNING OF MONTH

                                    RECEIPTS

2.  CASH SALES

3.  COLLECTION OF ACCOUNTS RECEIVABLE

4.  LOANS & ADVANCES (ATTACH LIST)

4.  SALE OF ASSETS

6.  OTHER (ATTACH LIST)

7.  TOTAL RECEIPTS

8.  TOTAL CASH AVAILABLE


                           CURRENT MONTH DISBURSEMENTS


    CHECK
    NUMBER       DATE                 PAYEE             PURPOSE      AMOUNT



















               TOTAL DISBURSEMENTS FROM BANK ACCOUNT
               END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)

DEBTOR: BROTHERS GOURMET COFFEES, INC.                       ACCRUAL BASIS-5
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4

                      0 - 30 days old

                      31 - 60 days old

                      61 - 90 days old

                      91+ days old

                      TOTAL ACCOUNTS RECEIVABLE

                      AMOUNTS CONSIDERED UNCOLLECTIBLE

                      ACCOUNTS RECEIVABLE (NET)


AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
                      0-30         31-60      61-90       91+
                      DAYS         DAYS       DAYS        DAYS      TOTAL
ACCOUNTS PAYABLE


STATUS OF POST PETITION TAXES - SEE EXHIBIT 6

                           BEGINNING        WITHHELD                     ENDING
                              TAX            AND/OR       AMOUNT           TAX       DELINQUENT
                           LIABILITY*        ACCRUED       PAID         LIABILITY       TAXES

FEDERAL

WITHHOLDING**

FICA-EMPLOYEE**

FICA-EMPLOYER**

UNEMPLOYMENT

INCOME

OTHER (ATTACH LIST)

TOTAL FEDERAL TAXES

STATE AND LOCAL

WITHHOLDING

SALES

EXCISE

UNEMPLOYMENT

REAL PROPERTY

PERSONAL PROPERTY

OTHER (ATTACH LIST)

TOTAL STATE AND LOCAL

TOTAL TAXES

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                         ACCRUAL BASIS-6
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                                   MONTH:

BANK RECONCILIATION - SEE EXHIBIT 7
                                            ACCOUNT #1   ACCOUNT #2   ACCOUNT #3
A.  BANK:

B.  ACCOUNT NUMBER:                                                                TOTAL

C.  PURPOSE (TYPE):

1.  BALANCE PER BANK STATEMENT

2.  ADD:  TOTAL DEPOSITS NOT CREDITED

3.  SUBTRACT:  OUTSTANDING CHECKS

4.  OTHER RECONCILING ITEMS (ATTACH LIST)

5.  MONTH END BALANCE PER BOOKS

6.  NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS
                                             DATE OF      TYPE OF      PURCHASE     CURRENT
BANK ACCOUNT NAME & NUMBER                   PURCHASE    INSTRUMENT     PRICE        VALUE
7.

8.

9.

10.

11. TOTAL INVESTMENTS

CASH

12. CURRENCY ON HAND

13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)

DEBTOR: BROTHERS GOURMET COFFEES, INC.                         ACCRUAL BASIS-7
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS - SEE EXHIBIT 8                                                    CUMULATIVE
                                                                              TYPE OF           AMOUNT            UNPAID
             NAME                                      POSITION               PAYMENT            PAID            BALANCE
1.

2.

3.

4.

5.

6. TOTAL PAYMENTS TO INSIDERS

                                             PROFESSIONALS - SEE EXHIBIT 9

                                          TYPE                  DATE OF COURT
                                           OF                 ORDER AUTHORIZING           AMOUNT           AMOUNT        TOTAL PAID
             NAME                     PROFESSIONAL                 PAYMENT               APPROVED           PAID           TO DATE
1.

2.

3.

4.

5.

6. TOTAL PAYMENTS TO PROFESSIONALS



ADEQUATE PROTECTION PAYMENTS
                                                                  SCHEDULED              AMOUNTS
                                                                   MONTHLY                 PAID                      TOTAL
                                                                  PAYMENTS                DURING                    UNPAID
NAME OF CREDITOR                                                     DUE                  MONTH                  POSTPETITION

                     THE DEBTOR MADE NO ADEQUATE PROTECTION

                            PAYMENTS IN August, 1999.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                        ACCRUAL BASIS-8
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

QUESTIONNAIRE
                                                                                                            YES          NO
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                                                X

 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                                              X

 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                X

 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                          X (a)

 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                X (b)

 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                          X

 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                          X

 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                      X

 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                            X

10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                            X

11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                      X (c)

12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                       X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.

(b) Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.

(c) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions


INSURANCE
                                                                                                   YES          NO
 1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                 X

 2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                   X

 3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                               INSURANCE POLICIES - SEE EXHIBIT 10
                TYPE OF                                                                                      PAYMENT AMOUNT
                POLICY                             CARRIER                      PERIOD COVERED                 & FREQUENCY





DEBTOR: BROTHERS GOURMET COFFEES, INC.                       ACCRUAL BASIS-9
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                                    PERSONNEL

                                                                     FULL/PART TIME
1.  Total number of employees at beginning of period                      70

2.  Number of employees hired during the period                            6

3.  Number of employees terminated or resigned during the period           5

4.  Total number of employees on payroll at end of period                 71



                                CHANGE OF ADDRESS
1705 KATY ROAD
HOUSTON, TEXAS 77024
713-868-8100



If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:    August 31, 1999
               ---                -----------------------

NEW ADDRESS:

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                     CONSOLIDATED BALANCE SHEET - UNAUDITED
                              AS OF AUGUST 31, 1999
                                    ($000'S)

Current Assets:
              Petty cash                                                                $       1
              Cash in bank                                                                  2,158
              Accounts receivable                                                           1,298
              Receivable from sale of
                          discontinued operations                                               -
              Inventories                                                                   1,156
              Prepaid expenses and other assets                                                62
                                                                                       -----------
              Current assets                                                                4,675

Plant and Equipment, net                                                                    3,341

Other Assets:
              Goodwill                                                                          -
              Design costs                                                                      -
              Retail assets held for sale                                                       -
              Debt acquisition costs                                                        1,096
              Debt restructuring costs
              Prepaid promotional expenses                                                      -
              Other assets                                                                    256
                                                                                       -----------
              Total assets                                                              $   9,368
                                                                                       -----------
                                                                                       -----------

Current Liabilities:
              Accounts payable (post-petition)                                          $   1,238
              Accrued expenses (post-petition)                                                281
              Term loan note                                                                    -
              Revolving loan                                                                    -
                                                                                       -----------
              Current liabilities                                                           1,519

Long Term Liabilities:
              Long-term debt (pre-petition)                                                12,319

Liabilities Subject to Compromise:
              Current maturities of long term debt and capital lease (pre-petition)             9
              Accounts payable (pre-petition)                                               5,893
              Accrued expenses (pre-petition)                                               1,546
              Accrued loss on future purchase commitments (pre-petition)                        -
              Allowance for operating losses of discontinued segment (pre-petition)         1,828
                                                                                       -----------
              Liabilities subject to compromise                                             9,276

Minority interests                                                                             50

Shareholders' Equity:
              Common stock                                                                      1
              Additional paid-in capital                                                  151,693
              Accumulated deficit in earnings                                            (165,040)
              Treasury stock                                                                 (450)
                                                                                       -----------
              Total Shareholders' Equity                                                  (13,796)

                                                                                       -----------
              Total Liabilities and Shareholders' Equity                                $   9,368
                                                                                       -----------
                                                                                       -----------


NOTES:
(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.


                                   Exhibit 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED INCOME STATEMENT - UNAUDITED
                                      #REF!
                                    ($000'S)


Sales                                        $ 876
Cost of goods sold                             683
                                            -------
Gross profit                                   193

Operating expenses
     Customer                                    4
     Sales                                       -
     Distribution                                -
     Marketing                                   -
     General administrative                    292
     MIS administrative                         56
                                            -------
     Total operating expenses                  352

Operating income (loss)                       (159)

(Gain) loss on sale of assets                    -
Interest expense                                 -
(Gain) loss on purchase commitments              -
Other (income) expense                         (16)

                                            -------
Net income (loss)                            $(143)
                                            -------
                                            -------



                                   Exhibit 2                       Page 11 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                        FOR THE MONTH ENDED AUGUST, 1999
                                    ($000'S)




                                                         -----------
                                                         -----------
                                                            7/31/99
                                                            8/31/99
                                                         -----------
                                                         -----------
RECEIPTS:

     Lockbox                                              $     -
     Customer Payment Belonging to P & G                      240
     Other                                                  1,078
                                                         -----------
                                                            1,318
DISBURSEMENTS:
     Green Coffee                                               -
     Packaging & Flavoring                                    136
     Payroll & Benefits                                       274
     Plant Overhead                                           132
     Customer Expenses                                          -
     Distribution Costs                                         8
     Sales Costs                                                -
     Marketing                                                  -
     Management Info. Systems                                  36
     Administrative                                           116
     Professional Fees                                        360
     Interest Expense & Bank Fees                               -
     Slotting Fees                                              -
     Capital Expenditures                                       -
     Other                                                      1
     Other - Return of Customer Payment to P & G              240
         Total Disbursements                                1,303

Net Cash Flow                                                  15
                                                                -
                                                                -
                                                         -----------
Net Cash Flow                                                  15
Beginning Cash                                              1,249
                                                         -----------
     Ending Cash Before Float                               1,264
     Outstanding Check Float                                  898
     Deposits Not Credited                                     (4)
                                                         -----------
Cash Ledger Balance per Bank                              $ 2,158
                                                         ===========


                                   Exhibit 3                       Page 12 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                              AS OF AUGUST 31, 1999
                                    ($000'S)



                                      Past Due
                           -------------------------------
              0 - 30         30 - 60   60 - 90   Over 90                             Allowance for          Net
              -------        -------   -------   -------        Total Accounts      Returns and Bad      Accounts
              Days(a)         Days      Days       (a)            Receivable             Debts           Receivable
              -------        -------   -------   -------        --------------      ---------------      ----------
              $ 457          $ 301     $ 95      $ 30           $      883           $      -               $   883

                                                 Cash sales 6K billed in April                              $    10
                                                 A/R other                                                  $    13
                                                 Employee Advances  - Current                               $    21
                                                 Accrued P&G Sales   -  Current                             $   200
                                                 A/R Coffee Broker  Over 180 Past due                       $   171
                                                                                                          ---------
                                                              Total A/R                                     $ 1,298
                                                                                                          ---------
                                                                                                          ---------




                                   Exhibit 4                       Page 13 of 19

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                                    #VALUE!
                                    ($ 000'S)

                                                                          TOTAL
                                                                         ACCOUNTS
        0-30 DAYS           31-60 DAYS    61-90 DAYS    91+ DAYS(b)       PAYABLE
        ---------           ----------    ----------    -----------      --------
         $ 408                $ (17)       $ (55)        $ (4)           $      340 (a)

 Outstanding Checks, Chase Account No. 312-7934031-66                            27
 Outstanding Checks, Wells Fargo Account No. 337788970                          738
 Outstanding Checks, Wells Fargo Account No. 4595852287                           1
 Outstanding Checks, FUNB Account No. 2155300194336                             132
                                                                        ------------
 Total Accounts Payable                                                  $    1,238
                                                                        ------------
                                                                        ------------


 NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received. (includes est.)
(b) Amounts over 90 days consist primarily of 20% holdback on professional fees.


                                   Exhibit 5                       Page 14 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          STATUS OF POST-PETITION TAXES
                              AS OF AUGUST 31, 1999
                                    ($000'S)


                                                    AMOUNT
                                BEGINNING         WITHHELD OR      AMOUNT        ENDING TAX     DELINQUENT
                              TAX LIABILITY        ACCRUED          PAID         LIABILITY        TAXES
                              -------------        -------          ----         ---------        -----
FEDERAL

Withholding (a)                   $     -          $ 46.8          $ 46.8        $     -        $      -
Unemployment (a)                        -               -               -              -               -
                              ------------------------------------------------------------------------------

     TOTAL FEDERAL                      -            46.8            46.8              -               -

STATE

Withholding (a)                       1.0            25.0               -           26.0               -
Unemployment (a)                      0.1               -               -            0.1               -
Income                                2.8               -             0.5            2.3               -
Property                            148.5            13.0             0.7          160.8               -
Sales                                77.2               -               -           77.2               -
Franchise (b)                       128.2               -               -          128.2               -
                              ------------------------------------------------------------------------------

   TOTAL STATE AND LOCAL            357.8            38.0             1.2          394.6               -

                              ------------------------------------------------------------------------------
   TOTAL TAXES                    $ 357.8          $ 84.8          $ 48.0        $ 394.6        $      -
                              ------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------


NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.


                                   Exhibit 6                       Page 15 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                              AS OF AUGUST 31, 1999
                                    ($000'S)


                                              0              0                 0              0                  0
A.  BANK:                                     0              0                 0              0                  0
B.  ACCOUNT NUMBER:                           0          066-611121            0              0                  0
C.  PURPOSE (TYPE):                           0              0                 0              0                  0
1.  BALANCE PER BANK STATEMENT            $   -          $   -           $   41.5         $   -           $   140.7
2.  ADD: TOTAL DEPOSITS NOT CREDITED         0.0            0.0               0.0            0.0                0.0
3.  SUBTRACT: OUTSTANDING CHECKS             0.0            0.0             (26.8)           0.0             (132.1)
4.  OTHER RECONCILING ITEMS                  0.0            0.0               0.0            0.0                0.0
5.  MONTH END BALANCE PER BOOKS           $   -          $   -           $   14.7         $   -           $     8.6
6.  NUMBER OF LAST CHECK WRITTEN


                                              0              0                 0              0                  0
A.  BANK:                                     0              0            WELLS FARGO         0                  0
B.  ACCOUNT NUMBER:                           0              0                 0              0                  0        TOTAL
C.  PURPOSE (TYPE):                           0              0             337789002          0                  0
1.  BALANCE PER BANK STATEMENT            $  3.6         $  1.0          $    0.5         $1,963.9         $    7.0      $  2,158.3
2.  ADD: TOTAL DEPOSITS NOT CREDITED         0.0            0.0               0.0              3.7              0.0      $      3.7
3.  SUBTRACT: OUTSTANDING CHECKS             0.0            0.0               0.0           (738.0)            (1.3)     $   (898.2)
4.  OTHER RECONCILING ITEMS                  0.0            0.0               0.0                               0.0      $       -
5.  MONTH END BALANCE PER BOOKS           $  3.6         $  1.0          $    0.5         $1,229.6         $    5.8      $  1,263.8
6.  NUMBER OF LAST CHECK WRITTEN

                                          Outstanding Checks, Chase 312-7934031-66                                             26.8
                                          Outstanding Checks, FUNB 2155300194336                                              132.1
                                          Outstanding Checks, WF 4595852287                                                     1.3
                                          Outstanding Checks, WF 337788970                                                    738.0
                                          Deposits Not Credited, WF 337788970                                                  (3.7)
                                          Month End Balance Per Bank                                                      $ 2,158.3


                                   Exhibit 7                       Page 16 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            DISTRIBUTIONS TO INSIDERS
                                 AUGUST 31, 1999

                                    DIRECTOR'S                             OTHER                                       TOTAL
                      SALARY(a)      FEES         BONUS      SEVERANCE    EXPENSE(b)  AUTO           401(K)          PAYMENTS
                      ---------     ----------    -----      ---------    ----------  ----           ------          --------
DIRECTORS:

Aburdene, Elias       $    -        $    -        $    -        $ -        $ -        $ -           $    -           $    -
Bolduc, J.P                -             -             -          -          -          -                -                -
Moore, James               -             -             -          -          -          -                -                -
Rudy, Ray                  -             -             -          -          -          -                -                -

OFFICERS:
Breen, Donald              -             -             -          -          -          -                -                -
Bilmes, Barry           9,615            -             -          -          -          -               144            9,759
Pennington, Linda      10,769            -             -          -         122         -                -            10,891
Davis, Eric                -             -             -          -          -          -                -                -

                           -             -             -          -          -          -                -                -

                     ---------------------------------------------------------------------------------------------------------
                      $20,384        $   -        $    -        $ -        $122       $ -           $   144          $20,650
                     ---------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------


NOTES:

(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.
(b)  Meals, travel expenses, etc.


                                   Exhibit 8                       Page 17 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          PAYMENTS TO PROFESSIONALS (a)
                      FOR THE MONTH ENDING AUGUST 31, 1999


              NAME                                    TOTAL
              ----                                    -----

Weil, Gotshal & Manges, LLP                           $151

Bernard A. Katz                                       $ 22

Logan                                                 $  1

White & Case, LLP                                     $ 91

PricewaterhouseCoopers, LLP                           $  -

Brownstein, Hyatt, Farber & Strickland, P.C           $ 47

Richard, Layton & Finger, P.A                         $ 33

The Bayard Firm                                       $ 14

Edwards, Ballard, Sturm, Clark & Keim, P.A            $  1

                                                     ------
                                                      $360
                                                     ------
                                                     ------

NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.


                                   Exhibit 9                       Page 18 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               INSURANCE POLICIES
                              AS OF AUGUST 31, 1999


          TYPE OF POLICY            TERM                CARRIER          ANNUAL PREMIUM     FREQUENCY
          --------------            ----                -------          --------------     ---------
Package                        8/1/99 - 5/1/00      The Rowley Agency        $54,975        Quarterly

TX Auto                        8/1/99 - 5/1/00      The Rowley Agency         $6,652        Quarterly

Workers' Compensation          8/1/99 - 5/1/00      The Rowley Agency        $69,344        Quarterly

CA Worker's Compensation       8/1/99 - 5/1/00      The Rowley Agency         $8,565        Quarterly

Umbrella - $10 million         8/1/99 - 5/1/00      The Rowley Agency         $6,955        Quarterly

Umbrella - $15 million         8/1/99 - 5/1/00      The Rowley Agency         $5,375        Quarterly

Directors and Officers         4/26/99-8/31/99  *** AON Risk Insurance      $120,000         Periodic


*** NOTE:  Will Be Extended As Needed



                                   Exhibit 10                     Page 19 of 19

DEBTOR:   BROTHERS GOURMET COFFEES, INC.                        ACCRUAL BASIS-1
          AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING SEPTEMBER 30, 1999

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                                        Document          Previously          Explanation
      Required attachments                              Attached           Submitted           Attached

      1.  Tax Receipts                                     ( )                ( )                 (X)

      2.  Bank Statements                                  (X)                ( )                 ( )

      3.  Most recently filed                              ( )                (X)                 ( )
           Income Tax Return

      4.  Most recent Annual Financial                     ( )                (X)                 ( )
           Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Larry Smith                                         Controller
------------------------------------------              ---------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Larry Smith                                             October 19, 1999
------------------------------------------              ---------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE


PREPARER:

/s/ Clifton Franklin                                    Accounting Manager
------------------------------------------              ---------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Clifton Franklin                                        October 19, 1999
------------------------------------------              ---------------------
PRINTED NAME OF PREPARER                                        DATE


        All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-2
        AND AFFILIATED DEBTORS

                            COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                      THIRD QUARTER


ASSETS - SEE EXHIBIT 1                      MONTH        MONTH        MONTH
1. CASH

2. ACCOUNTS RECEIVABLE

3. INVENTORY

4. NOTES RECEIVABLE

5. PREPAID EXPENSES

6. OTHER (ATTACH LIST)

7. TOTAL CURRENT ASSETS

8. PROPERTY, PLANT & EQUIPMENT

9. LESS ACCUMULATED
   DEPRECIATION/DEPLETION

10. NET PROPERTY, PLANT &
    EQUIPMENT

11. DUE FROM AFFILIATES & INSIDERS

12. INTANGIBLES (ATTACH LIST)

13. OTHER (ATTACH LIST)

14. TOTAL ASSETS

POSTPETITION LIABILITIES

15. ACCOUNTS PAYABLE

16. TAXES PAYABLE

17. NOTES PAYABLE

18. PROFESSIONAL FEES

19. SECURED DEBT

20. DUE TO AFFILIATES & INSIDERS

21. OTHER (ATTACH LIST)

22. TOTAL POSTPETITION
     LIABILITIES

PREPETITION LIABILITIES

23. SECURED DEBT

24. PRIORITY DEBT

25. UNSECURED DEBT

26. OTHER (ATTACH LIST)

27. TOTAL PREPETITION LIABILITIES

28. TOTAL LIABILITIES

EQUITY

29. PREPETITION OWNERS' EQUITY

30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)

31. TOTAL EQUITY (DEFECIT)

32. TOTAL LIABILITIES &
     OWNERS' EQUITY

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-3
        AND AFFILIATED DEBTORS

                                INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                      THIRD QUARTER

REVENUES - SEE EXHIBIT 2                       MONTH        MONTH        MONTH
1.  GROSS REVENUES

2.  LESS:  RETURNS & DISCOUNTS

3.  NET REVENUE

COST OF GOODS SOLD

4.  BEGINNING INVENTORY

5.  ADD:  PURCHASES

6.  LESS:  ENDING INVENTORY

7.  TOTAL COST OF GOODS SOLD

8.  GROSS PROFIT

OPERATING EXPENSES

9.  OFFICER/INSIDER COMPENSATION

10. DIRECT LABOR/SALARIES

11. PAYROLL TAXES

12. RENT & LEASE EXPENSE

13. INSURANCE

14. DEPRECIATION/DEPLETION/AMORTIZATION

15. GENERAL & ADMINISTRATIVE

16. OTHER (ATTACH LIST)

17. TOTAL OPERATING EXPENSE

18. OPERATING INCOME

OTHER INCOME & EXPENSES

19. OTHER INCOME (ATTACH LIST)

20. OTHER EXPENSES (ATTACH LIST)

21. INTEREST EXPENSE

22. OTHER (ATTACH LIST)

23. NET OTHER INCOME & EXPENSES

REORGANIZATION EXPENSES

24. PROFESSIONAL FEES

25. U.S. TRUSTEE FEES

26. OTHER (ATTACH LIST)

27. TOTAL REORGANIZATION EXPENSES

28. INCOME TAX

29. NET PROFIT (LOSS)

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-4
        AND AFFILIATED DEBTORS


                                                           BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974               ACCOUNT NO.:
                                                           ACCOUNT TYPE:


CASH RECEIPTS AND                          MONTH        MONTH        MONTH
DISBURSEMENTS - SEE EXHIBIT 3
1.  CASH-BEGINNING OF MONTH

                                    RECEIPTS

2.  CASH SALES

3.  COLLECTION OF ACCOUNTS RECEIVABLE

4.  LOANS & ADVANCES (ATTACH LIST)

4.  SALE OF ASSETS

6.  OTHER (ATTACH LIST)

7.  TOTAL RECEIPTS

8.  TOTAL CASH AVAILABLE

                           CURRENT MONTH DISBURSEMENTS

      CHECK
     NUMBER      DATE               PAYEE              PURPOSE       AMOUNT







                 TOTAL DISBURSEMENTS FROM BANK ACCOUNT
                 END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-5
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4
                                      0 - 30 days old
                                      31 - 60 days old
                                      61 - 90 days old
                                      91+ days old
                                      TOTAL ACCOUNTS RECEIVABLE
                                      AMOUNTS CONSIDERED UNCOLLECTIBLE
                                      ACCOUNTS RECEIVABLE (NET)

AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
                                            0-30      31-60      61-90        91+
                                            DAYS      DAYS       DAYS        DAYS       TOTAL
ACCOUNTS PAYABLE

STATUS OF POST PETITION TAXES - SEE EXHIBIT 6

                         BEGINNING    WITHHELD                ENDING
                            TAX        AND/OR     AMOUNT       TAX        DELINQUENT
                         LIABILITY*   ACCRUED      PAID      LIABILITY       TAXES
FEDERAL

WITHHOLDING**

FICA-EMPLOYEE**

FICA-EMPLOYER**

UNEMPLOYMENT

INCOME

OTHER (ATTACH LIST)

TOTAL FEDERAL TAXES

STATE AND LOCAL

WITHHOLDING

SALES

EXCISE

UNEMPLOYMENT

REAL PROPERTY

PERSONAL PROPERTY

OTHER (ATTACH LIST)

TOTAL STATE AND LOCAL

TOTAL TAXES

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-6
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                              MONTH:


BANK RECONCILIATION - SEE EXHIBIT 7
                                                  ACCOUNT #1             ACCOUNT #2            ACCOUNT #3
A.  BANK:

B.  ACCOUNT NUMBER:                                                                                                    TOTAL

C.  PURPOSE (TYPE):

1.  BALANCE PER BANK STATEMENT

2.  ADD:  TOTAL DEPOSITS NOT CREDITED

3.  SUBTRACT:  OUTSTANDING CHECKS

4.  OTHER RECONCILING ITEMS (ATTACH LIST)

5.  MONTH END BALANCE PER BOOKS

6.  NUMBER OF LAST CHECK WRITTEN



INVESTMENT ACCOUNTS

                                                   DATE OF                 TYPE OF              PURCHASE              CURRENT
BANK ACCOUNT NAME & NUMBER                         PURCHASE              INSTRUMENT               PRICE                VALUE
7.

8.

9.

10.

11. TOTAL INVESTMENTS



CASH

12. CURRENCY ON HAND

13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-7
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                         INSIDERS - SEE EXHIBIT 8                                               CUMULATIVE
                                                              TYPE OF           AMOUNT            UNPAID
              NAME                        POSITION            PAYMENT            PAID            BALANCE
1.

2.

3.

4.

5.

6. TOTAL PAYMENTS TO INSIDERS


                                         PROFESSIONALS - SEE EXHIBIT 9
                                 TYPE            DATE OF COURT
                                  OF           ORDER AUTHORIZING     AMOUNT     AMOUNT          TOTAL PAID
              NAME           PROFESSIONAL           PAYMENT         APPROVED     PAID            TO DATE
1.

2.

3.

4.

5.

6. TOTAL PAYMENTS TO PROFESSIONALS




ADEQUATE PROTECTION PAYMENTS

                                              SCHEDULED           AMOUNTS
                                               MONTHLY              PAID                      TOTAL
                                              PAYMENTS             DURING                    UNPAID
NAME OF CREDITOR                                 DUE               MONTH                  POSTPETITION


                     THE DEBTOR MADE NO ADEQUATE PROTECTION

                            PAYMENTS IN August, 1999.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-8
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


QUESTIONNAIRE
                                                                                                              YES          NO
   1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
      THIS REPORTING PERIOD?                                                                                               X

   2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
      ACCOUNT?                                                                                                             X

   3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                               X

   4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                          X (a)

   5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                X (b)

   6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                         X

   7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                         X

   8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                     X

   9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                           X

  10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                           X

  11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                      X (c)

  12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                      X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


(a) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.

(b) Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.

(c) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions


INSURANCE                                                                                                     YES          NO
   1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                 X

   2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                   X

   3. PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                              INSURANCE POLICIES - SEE EXHIBIT 10
                TYPE OF                                                                                       PAYMENT AMOUNT
                 POLICY                              CARRIER                      PERIOD COVERED                & FREQUENCY















DEBTOR: BROTHERS GOURMET COFFEES, INC.                          ACCRUAL BASIS-9
        AND AFFILIATED DEBTORS

Case No.: 98-1970, 98-1971, 98-1973, 98-1974


                                    PERSONNEL

                                                                                                    FULL/PART TIME

1.  Total number of employees at beginning of period                                                         71

2.  Number of employees hired during the period                                                               1

3.  Number of employees terminated or resigned during the period                                              3

4.  Total number of employees on payroll at end of period                                                    69



                                CHANGE OF ADDRESS

1705 KATY ROAD
HOUSTON, TEXAS 77024
713-868-8100


If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:     September 30, 1999
                ---                    -----------------------

NEW ADDRESS:

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                     CONSOLIDATED BALANCE SHEET - UNAUDITED
                            AS OF SEPTEMBER 30, 1999
                                    ($000'S)


Current Assets:
           Petty cash                                                                         $ 1
           Cash in bank                                                                     1,153
           Accounts receivable                                                              2,174
           Receivable from sale of
                       discontinued operations                                                  -
           Inventories                                                                      1,038
           Prepaid expenses and other assets                                                   36
                                                                                     -------------
           Current assets                                                                   4,402

Plant and Equipment, net                                                                    3,293

Other Assets:
           Goodwill                                                                             -
           Design costs                                                                         -
           Retail assets held for sale                                                          -
           Debt acquisition costs                                                           1,096
           Debt restructuring costs
           Prepaid promotional expenses                                                         -
           Other assets                                                                       256
                                                                                     -------------
           Total assets                                                                   $ 9,047
                                                                                     -------------
                                                                                     -------------

Current Liabilities:
           Accounts payable (post-petition)                                                 $ 736
           Accrued expenses (post-petition)                                                   611
           Term loan note                                                                       -
           Revolving loan                                                                       -
                                                                                     -------------
           Current liabilities                                                              1,347

Long Term Liabilities:
           Long-term debt (pre-petition)                                                   12,319

Liabilities Subject to Compromise:
           Current maturities of long term debt and capital lease (pre-petition)                9
           Accounts payable (pre-petition)                                                  5,893
           Accrued expenses (pre-petition)                                                  1,546
           Accrued loss on future purchase commitments (pre-petition)                           -
           Allowance for operating losses of discontinued segment (pre-petition)            1,828
                                                                                     -------------
           Liabilities subject to compromise                                                9,276

Minority interests                                                                             50

Shareholders' Equity:
           Common stock                                                                         1
           Additional paid-in capital                                                     151,693
           Accumulated deficit in earnings                                               (165,189)
           Treasury stock                                                                    (450)
                                                                                     -------------
           Total Shareholders' Equity                                                     (13,945)
                                                                                     -------------
           Total Liabilities and Shareholders' Equity                                     $ 9,047
                                                                                     -------------
                                                                                     -------------


                                   Exhibit 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED INCOME STATEMENT - UNAUDITED
                            AS OF SEPTEMBER 30, 1999
                                    ($000'S)

Sales                                                                                $ 1,091
Cost of goods sold                                           (1)                         886
                                                                              ---------------
Gross profit                                                                             205

Operating expenses
     Customer                                                                             10
     Sales                                                                                 6
     Distribution                                                                          4
     Marketing                                                                             3
     General administrative                                                              278
     MIS administrative                                                                   54
                                                                              ---------------
     Total operating expenses                                                            354

Operating income (loss)                                                                 (149)

(Gain) loss on sale of assets                                                              -
Interest expense                                                                           -
(Gain) loss on purchase commitments                                                        -
Other (income) expense                                                                     -

                                                                              ---------------
Net income (loss)                                                                     $ (149)
                                                                              ---------------
                                                                              ---------------


                                   Exhibit 2                      Page 11 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                       FOR THE MONTH ENDED SEPTEMBER, 1999
                                    ($000'S)


                                                                           --------------
                                                                           --------------
                                                                              8/31/99
                                                                              9/30/99
                                                                           --------------
                                                                           --------------
RECEIPTS:
     Lockbox                                                                  $        -
     Other                                                            ( b )          332
                                                                           --------------
                                                                                     332
DISBURSEMENTS:
     Green Coffee                                                     ( a )          (82)
     Packaging & Flavoring                                                           201
     Payroll & Benefits                                                              386
     Plant Overhead                                                                  152
     Customer Expenses                                                                 -
     Distribution Costs                                                               10
     Sales Costs                                                                       -
     Marketing                                                                         -
     Management Info. Systems                                                         20
     Administrative                                                                   43
     Professional Fees                                                               383
     Interest Expense & Bank Fees                                                      -
     Slotting Fees                                                                     -
     Capital Expenditures                                                             55
     Other                                                                             4
     Other - Return of Customer Payment to P & G                                       -
                                                                           --------------
         Total Disbursements                                                       1,172

Net Cash Flow                                                                       (840)
                                                                                       -
                                                                                       -
                                                                           --------------
Net Cash Flow                                                                       (840)
Beginning Cash                                                                     1,264
                                                                           --------------
     Ending Cash Before Float                                                        424
     Outstanding Check Float                                                         729
     Deposits Not Credited                                                             -
                                                                           --------------
Cash Ledger Balance per Bank                                                     $ 1,153
                                                                           --------------
                                                                           --------------


         Note: ( a )
         Represents checks that were issued in a previous period that were subsequently voided.

         Note: ( b )
         On October 8th and October 12th, $571K and $101K were received from P & G.


                                    Exhibit 3                      Page 12 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                            AS OF SEPTEMBER 30, 1999
                                    ($000'S)


                                    Past Due
                        ----------------------------------
                         30 - 60     60 - 90       Over 90                              Allowance for      Net
                        --------     -------       -------     Total Accounts           Returns and     Accounts
0 - 30 Days(a)             Days        Days          (a)         Receivable              Bad Debts      Receivable
--------------             ----        ----          ---       --------------           -------------   ----------
          $ 604          $ 772        $ 276        $ 121           $ 1,773                  $ -          $ 1,773
                             .(2).
                                              Cash sales 6K billed in April                                 $ 10
                                              Employee Advances  - Current                                  $ 21
                                              Accrued P&G Sales   -  Current                               $ 199
                                              A/R Coffee Broker  Over 180 Past due                         $ 171
                                                                                                           -----

                                                          Total A/R                                      $ 2,174
                                                                                                         -------
                                                                                                         -------


   (2) On October 8th and October 12th, $571K and $101K was received from P&G.


                                   Exhibit 4                       Page 13 of 19

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                            AS OF SEPTEMBER 30, 1999
                                    ($ 000'S)

                                                                          TOTAL
                                                                         ACCOUNTS
       0-30 DAYS           31-60 DAYS     61-90 DAYS    91+ DAYS(B)      PAYABLE
       ----------          -----------   -------------  ------------     -------
         $ 91                $ (73)        $ (31)          $ 20          $    7

 Outstanding Checks, Chase Account No. 312-7934031-66                        27
 Outstanding Checks, Wells Fargo Account No. 337788970                      569
 Outstanding Checks, Wells Fargo Account No. 4595852287                       1
 Outstanding Checks, FUNB Account No. 2155300194336                         132
                                                                      ---------
 Total Accounts Payable                                                  $  736
                                                                      ---------
                                                                      ---------

 NOTES:

 (a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received. (includes est.)
 (b) Amounts over 90 days consist primarily of 20% holdback on professional fees.


                                   Exhibit 5                       Page 14 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                         STATUS OF POST-PETITION TAXES
                            AS OF SEPTEMBER 30, 1999
                                    ($000's)


                                                                AMOUNT
                                               BEGINNING        WITHHELD       AMOUNT       ENDING TAX       DELINQUENT
                                             TAX LIABILITY     OR ACCRUED        PAID        LIABILITY         TAXES
                                             -------------     ----------        ----        ---------         -----
FEDERAL
Withholding (a)                                     $ -          $ 48.8        $ 48.8            $ -             $ -
Unemployment (a)                                      -               -             -              -               -
                                        -----------------------------------------------------------------------------

     TOTAL FEDERAL                                    -            48.8          48.8              -               -

STATE
Withholding (a)                                    26.0               -             -           26.0               -
Unemployment (a)                                    0.1               -             -            0.1               -
Income                                              2.3               -             -            2.3               -
Property                                          160.8            86.9             -          247.7               -
Sales                                              77.2               -             -           77.2               -
Franchise (b)                                     128.2               -             -          128.2               -
                                        -----------------------------------------------------------------------------

     TOTAL STATE AND LOCAL                        394.6            86.9             -          481.5               -

                                        -----------------------------------------------------------------------------

     TOTAL TAXES                                $ 394.6         $ 135.7        $ 48.8        $ 481.5             $ -
                                        -----------------------------------------------------------------------------
                                        -----------------------------------------------------------------------------



NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.


                                   Exhibit 6                       Page 15 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                            AS OF SEPTEMBER 30, 1999
                                    ($000's)


                                           ACCOUNT #1        ACCOUNT #2       ACCOUNT # 3         ACCOUNT #4        ACCOUNT #5
A.  BANK:                                     FUNB             CHASE             CHASE               FUNB              FUNB
B.  ACCOUNT NUMBER:                      2000000482626       066-611121      312-7934031-66     2079900003505      2155300194336
C.  PURPOSE (TYPE):                        DEPOSITORY        DEPOSITORY         CHECKING           CHECKING           PAYROLL
1.  BALANCE PER BANK STATEMENT                    $ -              $ -            $ 41.5                $ -           $ 140.7
2.  ADD: TOTAL DEPOSITS NOT CREDITED              0.0              0.0               0.0                0.0               0.0
3.  SUBTRACT: OUTSTANDING CHECKS                  0.0              0.0             (26.8)               0.0            (132.1)
4.  OTHER RECONCILING ITEMS                       0.0              0.0               0.0                0.0               0.0
5.  MONTH END BALANCE PER BOOKS                   $ -              $ -            $ 14.6                $ -             $ 8.6
6.  NUMBER OF LAST CHECK WRITTEN


                                         ACCOUNT #6          ACCOUNT #7      ACCOUNT #8     ACCOUNT #9    ACCOUNT #10
A.  BANK:                                   FUNB                FUNB        WELLS FARGO    WELLS FARGO    WELLS FARGO
B.  ACCOUNT NUMBER:                     2090000011450      2090000011450   2090000802410    337788970      4595852287     TOTAL
C.  PURPOSE (TYPE):                      DEPOSITORY          DEPOSITORY      337789002       CHECKING       PAYROLL
1.  BALANCE PER BANK STATEMENT                  $ 3.6              $ 1.0           $ 5.5        $ 787.1        $ 173.8    $ 1,153.2
2.  ADD: TOTAL DEPOSITS NOT CREDITED              0.0                0.0             0.0            0.0            0.0        $ -
3.  SUBTRACT: OUTSTANDING CHECKS                  0.0                0.0             0.0         (568.7)          (1.4)   $ (729.0)
4.  OTHER RECONCILING ITEMS                       0.0                0.0             0.0                           0.0       $ -
5.  MONTH END BALANCE PER BOOKS                 $ 3.6              $ 1.0           $ 5.5        $ 218.4        $ 172.5    $   424.2
6.  NUMBER OF LAST CHECK WRITTEN
                                      Outstanding Checks, Chase 312-7934031-66                                                 26.8
                                      Outstanding Checks, FUNB 2155300194336                                                  132.1
                                      Outstanding Checks, WF 4595852287                                                         1.4
                                      Outstanding Checks, WF 337788970                                                        568.7
                                      Deposits Not Credited, WF 337788970                                                       0.0
                                      Month End Balance Per Bank                                                           $1,153.2


                                    Exhibit 7                     Page 16 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            DISTRIBUTIONS TO INSIDERS
                               SEPTEMBER 30, 1999


                                     Director's                                Other                                     Total
                      Salary (a)        Fees       Bonus       Severance     Expense (b)       Auto          401(K)     Payments
                      ----------        ----       -----       ---------     -----------       ----          ------     --------
OFFICERS:
Bilmes, Barry            10,284            -          -              -             53             -            188       10,524
Pennington, Linda        11,712            -          -              -          3,057 ( c )                      -       14,769
                     -------------------------------------------------------------------------------------------------------------
                       $ 21,996          $ -        $ -            $ -        $ 3,110           $ -          $ 188      $25,293
                     -------------------------------------------------------------------------------------------------------------
                     -------------------------------------------------------------------------------------------------------------


NOTES:
(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.
(b)  Meals, travel expenses, etc.
(c)  Special Marketing Analysis of the coffee business was paid and reimbursed.
     - $2,940


                                   Exhibit 8                     Page 17 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          PAYMENTS TO PROFESSIONALS (a)
                     FOR THE MONTH ENDING SEPTEMBER 30, 1999


                            NAME                                       TOTAL
                            ----                                       -----
Weil, Gotshal & Manges, LLP                                           $  178

Bernard A. Katz                                                       $   24

Logan                                                                 $    2

White & Case, LLP                                                     $   65

Brownstein, Hyatt, Farber & Strickland, P.C.                          $   48

Richard, Layton & Finger, P.A.                                        $   24

The Bayard Firm                                                       $   24

KPMG                                                                  $    8

Carrigan Chambers Dansky                                              $    3

Schulz, Edwards B. & Co.                                              $    7
                                                                      ------
                                                                      $  383
                                                                      ------
                                                                      ------


NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.


                                   Exhibit 9                     Page 18 of 19

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               INSURANCE POLICIES
                            AS OF SEPTEMBER 30, 1999


          TYPE OF POLICY                      TERM                 CARRIER            ANNUAL PREMIUM        FREQUENCY
          --------------                      ----                 -------            --------------        ---------
Package                                  8/1/99 - 5/1/00      The Rowley Agency              $54,975        Quarterly

TX Auto                                  8/1/99 - 5/1/00      The Rowley Agency               $6,652        Quarterly

Workers' Compensation                    8/1/99 - 5/1/00      The Rowley Agency              $69,344        Quarterly

CA Worker's Compensation                 8/1/99 - 5/1/00      The Rowley Agency               $8,565        Quarterly

Umbrella - $10 million                   8/1/99 - 5/1/00      The Rowley Agency               $6,955        Quarterly

Umbrella - $15 million                   8/1/99 - 5/1/00      The Rowley Agency               $5,375        Quarterly

Directors and Officers                  8/25/99-10/25/99  *** AON Risk Insurance            $120,000         Periodic


*** NOTE:  Will Be Extended As Needed


                                   Exhibit 10                     Page 19 of 19